UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 26, 2007

Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, 2nd Floor, Santa Monica, California 90401
(Address of Principal Executive Offices) (Zip Code)

(310) 255-4493

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The financial information included as an exhibit to this Current Report on Form 8-K updates certain portions of the Annual Report on Form 10-K for Anworth Mortgage Asset Corporation (“Anworth”) for the fiscal year ended December 31, 2006 (the “Annual Report”) to reclassify the results of certain discontinued operations.

In November 2003, Anworth formed Belvedere Trust Mortgage Corporation (“Belvedere Trust”) as a wholly-owned subsidiary to acquire mortgage loans and other mortgage-related assets. Due to recent liquidity and credit problems surrounding the mortgage markets generally, Belvedere Trust received margin calls from its lenders that it was unable to meet, resulting in defaults under lines of credit pursuant to which it remitted the underlying collateral to its lenders. On September 5, 2007, following discussions with financial advisers retained by Belvedere Trust in connection with the issues facing the credit markets, it was determined that obtaining alternate financing for Belvedere Trust was unlikely and Anworth concluded that a material charge for impairment with respect to all of Belvedere Trust’s assets was required under generally accepted accounting principles. In September 2007, Anworth developed a plan to dispose of Belvedere Trust.

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” (SFAS 144) Anworth reported the operations of Belvedere Trust as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007.

Certain financial information in the Annual Report has been updated to reflect Belvedere Trust as a discontinued operations. No attempt has been made to update other matters in the Annual Report. The reclassification has no effect on Anworth’s reported net income in the Annual Report.

The attached information should be read together with Anworth’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007.

The updated financial information of the Annual Report is attached as Exhibit 99.1, and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in the exhibits attached hereto relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words “will,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume” or other similar expressions. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond Anworth’s control. These forward-looking statements are subject to assumptions that are difficult to predict and to various risks and uncertainties. Therefore, Anworth’s actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors, some of which are listed under the section “Risk Factors” in Anworth’s Annual Report on Form 10-K for the year ended December 31, 2006 and in Anworth’s Quarterly Reports on Form 10-Q for the quarterly periods in 2007. Anworth undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description

23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Financial Information in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.2	Report of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: November 26, 2007	By:	/s/ Thad M. Brown
	Name:	Thad M. Brown
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Description

23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Financial Information in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.2	Report of Independent Registered Public Accounting Firm.